Harbor Global Value Fund

Supplement to Prospectus dated February 6, 2009 (as revised August 3, 2009)

The Fund Performance table on page 9 is hereby replaced with the following table:

AVERAGE ANNUAL TOTAL RETURNS For the periods ended December 31, 2008	1 Year	5 Years	Life of Fund (08-07-2006)
Harbor Global Value Fund
Institutional Class
Return Before Taxes	-49.18%	N/A	-24.73%
Return After Taxes on Distributions	-49.83%	N/A	-25.19%
Return After Taxes on Distributions and Sale of Fund Shares	-31.17%	N/A	-20.22%
Administrative Class
Return Before Taxes	-49.22%	N/A	-24.89%
Investor Class
Return Before Taxes	-49.39%	N/A	-25.05%
Comparative Index
MSCI World (reflects no deduction for fees, expenses or taxes)	-40.71%	-0.51%	-12.66%

January 14, 2010

Investors Should Retain This Supplement For Future Reference